Rule 497(e)
                                                             File Nos. 002-75503
                                                                       811-03364


                             Maxim Series Fund, Inc.

                        Supplement dated July 5, 2005 to
                       Statement of Additional Information
                                dated May 1, 2005

                     Maxim MFS(R) Small-Cap Growth Portfolio

                                (the "Portfolio")


Effective July 5, 2005, the name of the Portfolio is the Maxim Trusco Small-Cap Growth Portfolio.

Trusco Capital Management, Inc. ("Trusco") serves as the sub-advisor to the Portfolio pursuant to a Sub-Advisory Agreement dated effective July 5, 2005, approved by the Board of Directors on June 13, 2005. Trusco, an investment advisor registered under the Investment Advisers Act of 1940, is a Georgia corporation with its principal business address at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. Trusco is a key subsidiary of SunTrust Banks, Inc.

GW Capital Management, LLC ("GWCM"), doing business as Maxim Capital Management, LLC, the investment adviser to Maxim Series Fund, Inc. is responsible for compensating Trusco, which receives monthly compensation for the Portfolio at the annual rate of 0.40% on net assets for the Portfolio.

                             Other Accounts Managed

The Portfolio is managed by Mr. Mark D. Garfinkel, CFA, who has served as Managing Director of Trusco since 1994. In addition to the Maxim Trusco Small-Cap Growth Portfolio, as of December 31, 2004, Mr. Garfinkel managed one other pooled investment vehicle, with assets totaling $36 million, and ten other accounts, with assets totaling $250 million, none of which have performance-based fees.

                          Conflicts of Interest Policy

Management of both the Portfolio and the other accounts listed above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager's knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Trusco has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Trusco believes is fair and equitable.

                                  Compensation

Trusco portfolio managers are paid competitive salaries. In addition, portfolio managers receive bonuses based on the performance of the STI Classic Funds they manage, but not on the performance of the funds of the Trust or the other accounts. Bonuses based on investment results are calculated by comparing the relevant STI Classic Funds' pre-tax total returns to the returns of the relevant STI Classic Funds' benchmarks over multi-year periods, where applicable.

The relative mix of compensation represented by investment results, bonus, and salary will vary depending on the individual's results, contributions to the organization, adherence to portfolio compliance and other factors.

                             Ownership of Securities

The portfolio manager does not own any equity securities in the Portfolio.


            This supplement should be retained for future reference.